                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 29, 2005
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                                LYNCH CORPORATION
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               (Exact Name of Registrant as specified in Charter)

Indiana                              1-106                   38-1799862
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(State or other jurisdiction      (Commission              (IRS Employer
of incorporation)                 File Number)            Identification No.)

140 Greenwich Avenue, 4Th Floor, Greenwich, CT                    06830
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(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (203) 622-1150
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         (Former name or former address, if changed since last report.)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On August 29,  2005,  the  Registrant's  subsidiary,  Lynch  Systems,  Inc.
("Lynch Systems")  entered into a First Amendment to Extension  Agreement by and among Lynch Systems, the Registrant and SunTrust Bank ("SunTrust"), dated August
25, 2005,  to extend until  September 30, 2005 the due date of  indebtedness  of
Lynch Systems to SunTrust.

Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

     10.1    First Amendment to Extension  Agreement by and among Lynch Systems,
             Lynch Corporation and SunTrust Bank, dated August 25, 2005.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly caused this Current  Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LYNCH CORPORATION

                                        By: /s/ Eugene Hynes
                                            -----------------------------------
                                            Eugene Hynes
                                            Vice President

August 30, 2005